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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) - May 13, 2004


                                    TXU Corp.
             (Exact name of registrant as specified in its charter)


     TEXAS                     1-12833                        75-2669310
(State or other            (Commission File                (I.R.S. Employer
jurisdiction of                 Number)                   Identification No.)
incorporation)

                             TXU US Holdings Company
             (Exact name of registrant as specified in its charter)


    TEXAS                      1-11668                        75-1837355
(State or other            (Commission File                (I.R.S. Employer
jurisdiction of                Number)                    Identification No.)
incorporation)

                             TXU Energy Company LLC
             (Exact name of registrant as specified in its charter)


   DELAWARE                   333-108876                      75-2967817
(State or other            (Commission File                (I.R.S. Employer
jurisdiction of                Number)                    Identification No.)
incorporation)


       Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411
     (Address of principal executive offices, including zip code)


    Registrants' telephone number, including Area Code - 214-812-4600

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On May 13, 2004, the Public Utility Commission of Texas approved TXU Energy's request to raise electric prices for North Texas residential and business customers. Continuing high natural gas prices led to TXU Energy's request.

This change will be implemented immediately and will raise the average monthly residential electric bill of a customer using 1,000 kilowatt hours by 3.4 percent or $3.39.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       TXU CORP.



                                       By:    /s/ David H. Anderson
                                             -----------------------------
                                       Name:  David H. Anderson
                                       Title: Vice President and Controller


Dated:  May 13, 2004


                                       TXU US HOLDINGS COMPANY



                                       By:   /s/ David H. Anderson
                                             ------------------------------
                                       Name:  David H. Anderson
                                       Title: Vice President and Controller


Dated:  May 13, 2004

                                       TXU ENERGY COMPANY LLC



                                       By:   /s/ David H. Anderson
                                             ---------------------------
                                       Name:  David H. Anderson
                                       Title: Vice President and Principal
                                              Accounting Officer


Dated:  May 13, 2004

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